Other Expense, net	12 Months Ended
Dec. 31, 2013
Other Income And Expenses [Abstract]
Other Expense, net

Note 20 Other Expense, net

The following table provides details of other expense, net:

	Year Ended December 31,
	2013	2012	2011
Interest and dividend income	$11.0	$12.0	$9.0
Net foreign exchange transaction losses	(10.5)	(13.4)	(20.2)
Bank fee expense	(6.8)	(5.2)	(4.0)
Settlement agreement and related costs	(1.0)	(0.7)	(0.9)
Noncontrolling interests	0.9	2.6	3.2
Costs associated with our accounts receivable securitization program	(0.7)	(0.7)	(0.7)
Gain on sale of a North American facility	—	—	3.9
Other, net	(4.8)	(4.0)	(4.8)

Other expense, net	$(11.9)	$(9.4)	$(14.5)

Impairment of Equity Method Investment

2013

In 2013, we recognized an impairment of $2 million in connection with an equity method investment included in Other. This investment was not material to our consolidated financial position or results of operations.

2012

In September 2007, we established a joint venture that supports our Food Care segment. We account for the joint venture under the equity method of accounting with our proportionate share of net income or losses included in other expense, net, on the consolidated statements of operations.

During the first half of 2012, the joint venture performed below expectations, resulting in reduced cash flow and increasing debt obligations. Due to these events, we evaluated our equity method investment for impairment. During the three months ended June 30, 2012, based on reviewing undiscounted cash flow information, we determined that the fair value of our investment was less than its carrying value and that this impairment was other-than-temporary.

In connection with the establishment of the joint venture in 2007, we issued a guarantee in support of an uncommitted credit facility agreement that was entered into by the joint venture. Under the terms of the guarantee, if the joint venture were to default under the terms of the credit facility, the lender would be entitled to seek payment of the amounts due under the credit facility from us. However, as a result of the impairment, we have included the guarantee liability in other current liabilities on the consolidated balance sheets as of December 31, 2013 and 2012 as we believe it is probable that we will need to perform under this guarantee. As of December 31, 2013, the joint venture has performed its obligations under the terms of the credit facility and the debt holders have not requested that we perform under the terms of the guarantee.

As a result, in the second quarter of 2012 we recognized other-than-temporary impairment of $26 million ($18 million, net of taxes, or $0.09 per diluted share). This impairment consisted of the recognition of a current liability for the guarantee of the uncommitted credit facility mentioned above of $20 million and a $4 million write-down of the carrying value of the investment to zero at June 30, 2012. We also recorded provisions for bad debt on receivables due from the joint venture to the Company of $2 million, which is included in selling, general and administrative expenses. We have no additional obligations to support the operations of the joint venture in the future. The impairment and related provision for bad debt on receivables are considered special items and excluded from our Adjusted EBITDA results.